UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005 (January 31, 2005)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15305	51-0380803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 31, 2005, BlackRock, Inc. (“BlackRock”), filed a Current Report on Form 8-K announcing the completion of its acquisition of SSRM Holdings, Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, BlackRock stated that it would file on Form 8-K/A the required financial information, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on January 31, 2005 in order to provide the financial information required by Item 9.01.

This Current Report on Form 8-K/A and other documents filed by BlackRock may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in BlackRock’s reports filed with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s advised or sponsored investment products and separately managed accounts; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or the PNC Financial Services Group, Inc.; (11) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates, which may adversely affect the value of advisory fees earned by BlackRock; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; and (15) the integration of the business of SSRM Holdings, Inc. into the business of BlackRock.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements, together with the notes thereto, of the business acquired, reflecting the historical results of SSRM Holdings, Inc. (“SSR”), are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of financial condition of BlackRock as of December 31, 2004 and unaudited pro forma condensed combined statement of income for the year ended December 31, 2004 have been prepared by adjusting those financial statements, as derived and condensed, as applicable, from BlackRock’s consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”), audited by Deloitte & Touche LLP, to reflect the acquisition of SSR on January 31, 2005. The unaudited pro forma condensed combined financial statements have been filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) Exhibits.

10.1	Stock Purchase Agreement among MetLife, Inc., Metropolitan Life Insurance Company, SSRM Holdings, Inc., BlackRock, Inc. and BlackRock Financial Management, Inc., dated August 25, 2004, previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on August 30, 2004.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press release dated January 31, 2005 issued by the Company, previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 31, 2005.

99.2	Bridge Promissory Note between Morgan Stanley Senior Funding, Inc. and Company, dated January 28, 2005, previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on January 31, 2005.

99.3	Consolidated financial statements for SSRM Holdings, Inc. for the years ended December 31, 2004 and 2003 and each of the two years in the period ended December 31, 2004.

99.4	Unaudited pro forma condensed combined financial statements for BlackRock, Inc. as of and for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: April 8, 2005	By:	/s/ PAUL L. AUDET
Paul L. Audet
Managing Director and
Chief Financial Officer

EXHIBIT INDEX

10.1	Stock Purchase Agreement among MetLife, Inc., Metropolitan Life Insurance Company, SSRM Holdings, Inc., BlackRock, Inc. and BlackRock Financial Management, Inc., dated August 25, 2004, previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on August 30, 2004.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press release dated January 31, 2005 issued by the Company, previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 31, 2005.

99.2	Bridge Promissory Note between Morgan Stanley Senior Funding, Inc. and Company, dated January 28, 2005, previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on January 31, 2005.

99.3	Consolidated financial statements for SSRM Holdings, Inc. for the years ended December 31, 2004 and 2003 and each of the two years in the period ended December 31, 2004.

99.4	Unaudited pro forma condensed combined financial statements for BlackRock, Inc. as of and for the year ended December 31, 2004.